UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported): (September 19, 2006)

                            CRIMSON EXPLORATION INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       000-21604             20-3037840
(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer
        Incorporation)                                       Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)

                                 (281) 820-1919
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

                  On September 19, 2006, Crimson Exploration Inc.(the "Company") issued a press release regarding the Company's recent operational activities. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(c)           Exhibits

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Exhibit Number         Description
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Exhibit 99.1           Press Release dated September 19, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CRIMSON EXPLORATION INC.

Date:    September 21, 2006            /s/ E. Joseph Grady
                                       --------------------------------------
                                       E. Joseph Grady
                                       Senior Vice President
                                       and Chief Financial Officer

                                 EXHIBIT INDEX

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Exhibit Number         Description
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Exhibit 99.1           Press Release dated September 19, 2006